EXHIBIT 10.15



                             THE

                ANNTAYLOR STORES CORPORATION


              1992 STOCK OPTION AND RESTRICTED
                  STOCK AND UNIT AWARD PLAN


        Amended and Restated as of February 23, 1994




===============================================================
                      Table of Contents

Section                                                Page

1.     Purpose . . . . . . . . . . . . . . . . . . .      1

2.     Definitions  . . . . . . . . . . . . . . . .       1

3.     Administration . . . . . . . . . . . . . . .       3


4.     Eligibility . . . . . . . . . . . . . . . . .      4

5.     Stock . . . . . . . . . . . . . . . . . . . .      5

6.     Terms and Conditions of Options . . . . . . .      5

7.     Terms and Conditions of Restricted Stock
         Awards and Restricted Unit Awards . . . . .     10

8.     Agreement of Grantee Regarding Withholding
          Taxes . . . . . . . . . . . . . . . . . . .    12

9.     Term of Plan . . . . . . . . . . . . . . . .      13

10.    Amendment and Termination of the Plan . . . .     13


11     Approval of Stockholders . . . . . . . . . .      13

12     Miscellaneous . . . . . . . . . . . . . . . .     14





                               (ii)
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                    List of Defined Terms

          Term                                    Section

       Acceleration Event . . . . . . . . . . .  . 6(i)(2)
       Board . . . . . . . . . . . . . . . . . . . 3
       Cause . . . . . . . . . . . . . . . . . . . 2
       Code . . . . . . . . . . . . . . . . . .  . 1
       Committee . . . . . . . . . . . . . . . . . 3
       Common Stock . . . . . . . . . . . . . .  . 2
       Corporation . . . . . . . . . . . . . . . . 1
       Disability . . . . . . . . . . . . . . .  . 2
       Exchange Act . . . . . . . . . . . . . .  . 3
       Executive Officers. . . . . . . . . . . . . 3
       Fair Market Value . . . . . . . . . . . . . 2
       Grantee. . . . . . . . . . . . . . . . .  . 2
       Grants. . . . . . . . . . . . . . . . . . . 3
       Incentive Stock Option . . . . . . . . .  . 1
       Maximum Liability. . . . . . . . . . . .  . 8
       Nonqualified Stock Options . . . . . . .  . 1
       Option Agreements . . . . . . . . . . . . . 3
       Option Price. . . . . . . . . . . . . . . . 3
       Optionee . . . . . . . . . . . . . . . .  . 4
       Option . . . . . . . . . . . . . . . . .  . 2
       Plan . . . . . . . . . . . . . . . . . .  . 1
       Restricted Award Agreement . . . . . . .  . 3
       Restricted Period . . . . . . . . . . . . . 7(b)
       Restricted Share . . . . . . . . . . . .  . 2
       Restricted Stock Award . . . . . . . . .  . 3
       Restricted Unit . . . . . . . . . . . . . . 2
       Restricted Unit Award . . . . . . . . . . . 3
       Rule 16b-3 . . . . . . . . . . . . . . .  . 3
       Subsidiary Corporation . . . . . . . . .  . 2





                             (iii)
=============================================================
              THE ANNTAYLOR STORES CORPORATION
                      1992 STOCK OPTION
          AND RESTRICTED STOCK AND UNIT AWARD PLAN

        Amended and Restated as of February 23, 1994




1.  Purpose.
    --------
      This 1992 Stock Option and Restricted Stock and Unit Award Plan, as amended and restated as of February 23, 1994 (the "Plan"), is intended to encourage stock ownership by employees of AnnTaylor Stores Corporation (the "Corporation"), its divisions and Subsidiary Corporations, so that they may acquire or increase their proprietary interest in the Corporation, and to encourage such employees to remain in the employ of the Corporation, its divisions and Subsidiary Corporations, and to put forth maximum efforts for the success of the business. It is further intended that no Option granted pursuant to this Plan shall constitute an "incentive stock option" ("Incentive Stock Option") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), and all Options so granted shall constitute "nonqualified stock options" ("Nonqualified Stock Options").



2.  Definitions.
    ------------
      As used in this Plan, the following words and phrases shall have the meanings indicated:

           (a) "CAUSE" used in connection with the termination of employment of a Grantee shall mean a termination of employment of the Grantee by the Corporation or a division or Subsidiary Corporation due to (i) the failure to render services to the employer corporation in accordance with the terms of such Grantee's employment, which failure amounts to a material neglect of such Grantee's duties to the employer corporation, (ii) the commission by the Grantee of an act of
fraud,    misappropriation   (including   the   unauthorized
disclosure of confidential or proprietary information) or embezzlement, or (iii) a conviction of or guilty plea or confession to any felony.

           (b) "COMMON STOCK" shall mean shares of the Corporation's Common Stock, par value $.0068 per share.

          (c) "DISABILITY" shall mean a Grantee's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months.


================================================================

           (d) "FAIR MARKET VALUE" per share as of a particular date shall mean (i) the closing sales price per share of Common Stock as reported on the New York Stock Exchange
(or if the shares of Common Stock are not then traded on such exchange, on the principal national securities exchange on which they are then traded) for the last preceding date on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are not then traded on a national securities exchange but are traded on an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market, or
(iii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee in its discretion may determine.

           (e) "GRANTEE" shall mean a person to whom an Option, Restricted Stock Award or Restricted Unit Award has been granted.

           (f) "OPTION" shall mean the right, granted to a Grantee pursuant to Section 3, to purchase a specified number of shares of Common Stock, on the terms and subject to the restrictions set forth in this Plan and by the Committee upon the grant of the Option to the Grantee.

           (g) "RESTRICTED SHARE" shall mean a share of Common Stock, awarded to a Grantee pursuant to Section 3, that is subject to the terms and restrictions set forth in this Plan and by the Committee upon the award of the Restricted Share to the Grantee.

           (h) "RESTRICTED UNIT" shall mean the right, awarded to a Grantee pursuant to Section 3, to receive an amount in cash equal to the Fair Market Value of one share of Common Stock, on the terms and subject to the restrictions set forth in this Plan and by the Committee upon the award of the Restricted Unit to the Grantee.

          (i)  "SUBSIDIARY CORPORATION" shall mean any
corporation (other than the Corporation) in an unbroken chain of corporations beginning with the employer corporation if, at the time of granting an Option, Restricted Stock Award or Restricted Unit Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.



                               -2-

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3.  Administration.
    --------------
      The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Corporation (the "Board"). The Committee shall consist of two or more persons, each member of the Committee shall be a member of the Board, and at least two members of the Committee shall be both "outside directors" within the meaning of section 162(m) of the Code and "disinterested persons" within the meaning of Rule 16b-3, as from time to time amended ("Rule 16b-3"), promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

      The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options and make awards of Restricted Shares and Restricted Units ("Restricted Stock Awards" and "Restricted Unit Awards", respectively, and sometimes collectively with the grant of Options, "Grants");
to determine the purchase price of the shares of Common Stock covered by each Option (the "Option Price"); to determine the persons to whom, and the time or times at which, Options, Restricted Stock Awards and Restricted Unit Awards shall be granted; to determine the number of shares to be covered by each Option, and to determine the number of Restricted Shares and Restricted Units to be covered by each Restricted Stock Award and Restricted Unit Award; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the agreements (which need not be identical) entered into in connection with grants of Options ("Option Agreements") and Restricted Stock Awards and Restricted Unit Awards ("Restricted Award Agreements"); and to make all other determinations deemed necessary or advisable for the administration of the Plan.

      The determinations of the Committee shall be binding and conclusive on all parties. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.


                             -3-
=================================================================



      The Board shall fill all vacancies, however caused, in
the  Committee.   The Board may from time  to  time  appoint
additional members to the Committee, and may at any time remove one or more Committee members and substitute others.
One  member of the Committee shall be selected by the Board
as  chairman.  The Committee shall hold its meetings at such
times   and   places  as  it  shall  deem  advisable.    All
determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at any meeting or by written consent, except that, with respect to Grantees who are executive officers of the Corporation within the meaning of Rule 3-b7 promulgated under Section 3 of the Exchange Act ("Executive Officers"), all action of the Committee shall be taken solely by those members of the Committee who are "outside directors" and "disinterested persons" as defined above, even if less than a majority of the Committee. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

     No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Grant made hereunder.



4.  Eligibility.
    ------------
      Options, Restricted Stock Awards and Restricted Unit Awards may be granted to employees (including, without limitation, officers who are employees) of the Corporation
or   its   present   or  future  divisions  and   Subsidiary
Corporations.   In determining the persons to whom  Options,
Restricted Stock Awards and Restricted Unit Awards shall be granted and the number of shares to be covered by each Option, and the number of Restricted Shares and Restricted Units to be covered by each Restricted Stock Award and Restricted Unit Award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Corporation and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan. A person to whom an Option has been granted hereunder is sometimes referred to herein as an "Optionee".

      A  Grantee shall be eligible to receive more than  one
Grant during the term of the Plan, but only on the terms and subject to the restrictions hereinafter set forth.



                             -4-
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5.  Stock.
    -----
      The shares of Common Stock subject to Options and Restricted Stock Awards hereunder may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Corporation. The aggregate number of shares of Common Stock as to which Options may be granted from time to time under this Plan shall not exceed 1,600,000, and the number of shares of Common Stock as to which Restricted Stock Awards may be granted from time to time hereunder shall not exceed 67,000. The aggregate number of Restricted Units that may be awarded from time to time under the Plan shall not exceed 33,000. The limitations established by the preceding sentences shall be subject to adjustment as provided in Section 6(i) hereof. Effective as of January 1, 1994, no more than 50% of the Options granted in any fiscal year hereunder may be granted to any single Executive Officer.

      If any shares subject to an Option Grant or Restricted Stock Award are forfeited, canceled, exchanged or surrendered or if a Grant otherwise terminates or expires without a distribution of shares to the Grantee, the shares of Common Stock with respect to such Grant shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Grants under the Plan; provided, however, that, to the extent required for the Plan to comply with Rule 16b-3, in the case of forfeiture, cancellation, exchange or surrender of Restricted Shares subject to a Restricted Stock Award, the number of shares with respect to such Award shall not be available for Grants hereunder unless any dividends paid on such shares are also forfeited, canceled, exchanged or surrendered. If any Restricted Units are forfeited, canceled, exchanged or surrendered or if a Restricted Unit Award otherwise terminates or expires without any payment being required to be made with respect to any of the Restricted Units subject thereto, then such Restricted Units shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Grants under the Plan.



6.  Terms and Conditions of Options.
    -------------------------------
      Each Option granted pursuant to the Plan shall be evidenced by a written Option Agreement between the Corporation and the Optionee, which agreement shall comply with and be subject to the following terms and conditions (and with such other terms and conditions not inconsistent with the terms of this Plan as the Committee, in its discretion, shall establish):

           (a) NUMBER OF SHARES. Each Option Agreement shall state the number of shares of Common Stock to which the Option relates.


                           -5-
========================================================================

           (b) TYPE OF OPTION. Each Option Agreement shall specifically state that no portion of the Option constitutes an Incentive Stock Option and the entire Option constitutes a Nonqualified Stock Option.

           (c) OPTION PRICE. Each Option Agreement shall state the Option Price, which shall be not less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock of the Corporation on the date of grant of the Option. The Option Price shall be subject to adjustment as provided in Section 6(i) hereof. The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted, unless such resolution expressly provides for a specific later date.

          (d) MEDIUM AND TIME OF PAYMENT. The Option Price shall be paid in full, at the time of exercise, (i) in cash,
(ii) in shares of Common Stock having a Fair Market Value equal to such Option Price, or (iii) in a combination of cash and shares or (iv) in the sole discretion of the Committee, through a cashless exercise procedure involving a broker; provided, however, that such method and time for payment shall be permitted by and be in compliance with applicable law.

           (e) TERM AND EXERCISE OF OPTIONS. Except as provided in Section 6(i) hereof or unless otherwise determined by the Committee, the shares covered by an Option shall
become   exercisable   over  such  period,   in   cumulative
installments or otherwise, or upon the satisfaction of such performance goals or other conditions, as the Committee shall determine; provided, however, that the Committee shall have the authority to accelerate the exercisability of all or any portion of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate, and provided further, however, that such exercise period shall not exceed ten (10) years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Sections 6(f) and 6(g) hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee; provided, however, that an Option may not be exercised at any one time as to fewer than 100 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than 100).

           (f)  TERMINATION.  Except as provided in this
Section 6(f) and in Section 6(g) hereof, an Option may not be exercised unless the Optionee is then in the employ of the Corporation or one of its divisions or Subsidiary
Corporations, and unless the Optionee has remained continuously so employed since the date of grant of the Option. In the event that the employment of an Optionee shall terminate (other than by reason of death or Disability), all Options of such Optionee that are exercisable at the time of such termination may, unless earlier terminated in accordance with their terms, be exercised within three (3) months after



                            -6-
================================================================


such termination, or at such later time as the Committee may in its discretion determine, but not beyond the date on which the Option would otherwise expire pursuant to paragraph (e) of this Section 6; provided, however, that if the employment of an Optionee shall terminate for Cause, all Options theretofore granted to such Optionee shall, to the extent not theretofore exercised, terminate forthwith.
Nothing in the Plan or in any Option granted pursuant hereto shall confer upon an individual any right to continue in the employ of the Corporation or any of its divisions or Subsidiary Corporations or interfere in any way with the right of the Corporation or any such division or Subsidiary Corporation to terminate such employment.

           (g) DEATH OR DISABILITY OF OPTIONEE. If an Optionee shall die while employed by the Corporation or a Subsidiary Corporation or within three (3) months after the termination of such Optionee's employment, other than for Cause, or if the Optionee's employment shall terminate by reason of Disability, all Options theretofore granted to such Optionee (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by the Optionee's estate or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death or Disability of the Optionee, at any time within one year after the date of death or termination by reason of Disability or at such later time as the Committee may in its discretion determine, but not beyond the date on which the Option would otherwise expire pursuant to paragraph (e) of this Section 6.

            (h) NONTRANSFERABILITY OF OPTIONS. Options granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution, and Options may be exercised, during the lifetime of the Optionee, only by the Optionee or by his guardian or legal representative.

          (i) EFFECT OF CERTAIN CHANGES. (1) If there is any change in the shares of Common Stock through the declaration of stock dividends, distributions made with respect to shares of Common Stock, recapitalizations, restructurings, stock splits, or combinations or exchanges of such shares, or the like, then the number of shares of Common Stock or other securities available for Options, the kind and amount of shares and other securities covered by outstanding Options, and/or the Option Price, as appropriate, shall be adjusted as necessary to reflect equitably such change in the shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.



                            -7-
================================================================




             (2)  If while unexercised Options remain
outstanding under the Plan--

                (A)  any "person" (as such term is used
     in  Sections 13(d) and 14(d) of the Exchange Act),
     other  than the Corporation, Merrill Lynch Capital
     Partners  and affiliates, any person  who  on  the
     date  hereof  is  a  director or  officer  of  the
     Corporation,   any  trustee  or  other   fiduciary
     holding securities under an employee benefit  plan
     of  the  Corporation,  or any  corporation  owned,
     directly or indirectly, by the stockholders of the
     Corporation  in substantially the same proportions
     as their ownership of stock of the Corporation, is
     or  becomes the "beneficial owner" (as defined  in
     Rule  13d-3  under the Exchange Act), directly  or
     indirectly,   of  securities  of  the  Corporation
     representing  20% or more of the  combined  voting
     power   of   the  Corporation's  then  outstanding
     securities;

                 (B)    during   any  period   of   two
     consecutive   years,  individuals   who   at   the
     beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Corporation to effect a transaction described in clause (A) or (C) of this Section 7(i)(2)) whose election by the Board or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

               (C)  the stockholders of the Corporation
     approve  a merger or consolidation of the
     Corporation with any other entity other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately
     prior  thereto  continuing  to   represent (either by
     remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting
     securities of the Corporation  or such   surviving
     entity  outstanding  immediately after   such  merger
     or consolidation, or the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets

(each, an "Acceleration Event"), then all Options not theretofore exercisable by their terms shall become exercisable in full. Following the Acceleration Event, except with respect to Options held for less than six months prior to such event by Optionees who are Executive Officers, the Committee shall provide for the cancellation of all Options then outstanding; provided, however, that, for purposes of


                              -8-

=====================================================================



such cancellation, the Committee may limit the definition of Acceleration Event as necessary to comply with the conditions and requirements of Rule 16b-3. Upon such cancellation, the Corporation shall make, in exchange therefor, a cash payment for any such Option in an amount per share equal to the difference between the per share exercise price of such Option and the Fair Market Value of a share of Common Stock on the date during the prior sixty-day period that produces the highest Fair Market Value.

               (3) In the event of a change in the Common Stock of the Corporation as presently constituted which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

               (4)   The foregoing adjustments shall be made
by the Committee, whose determination in that respect shall be final, binding and conclusive.

              (5) Except as hereinbefore expressly provided in this Section 6(i), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation; and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common
Stock subject to the Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

           (j) RIGHTS AS A STOCKHOLDER. An Optionee or a transferee of an Option shall have no rights as a stockholder with respect to any shares covered by the Option until  the  date of the issuance of a stock certificate  for
such  shares.   No  adjustment shall be made  for  dividends
(ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 6(i) hereof.

           (k)   OTHER  PROVISIONS.  The  Option  Agreements
authorized under the Plan shall contain such other provisions,
including  without  limitation  the  imposition   of
restrictions  upon  the  exercise  of  an  Option,  as   the
Committee shall deem advisable.


                             -9-
===============================================================



7.   Terms  and  Conditions of Restricted Stock  Awards  and
     -------------------------------------------------------
Restricted Unit Awards.
----------------------

      Each Restricted Stock Award and Restricted Unit Award granted under the Plan shall be evidenced by a written Restricted Award Agreement between the Corporation and the Grantee, which agreement shall comply with, and be subject to, the following terms and conditions (and with such other terms and conditions not inconsistent with the terms of this Plan as the Committee, in its discretion, shall establish):

      (a) NUMBER OF SHARES AND UNITS. The Committee shall determine the number of Restricted Shares to be awarded to a Grantee pursuant to the Restricted Stock Award and the number of Restricted Units to be awarded to a Grantee pursuant to a Restricted Unit Award.

      (b)   NONTRANSFERABILITY.   Except  as  set  forth  in
subsections (f) and (g) of this Section 7, a Grantee may not sell, assign, transfer, pledge, hypothecate or otherwise dispose of any Restricted Shares or Restricted Units awarded to said Grantee under this Plan, or any interest therein, except by will or the laws of descent and distribution, for a period of five years, or such shorter period as the Committee shall determine, from the date on which the award is
granted.   The  Committee may also in its discretion  impose
such  other restrictions and conditions on Restricted Shares
and  Units awarded as it deems appropriate.   In determining
the Restricted Period of an award, the Committee may provide that the restrictions shall lapse with respect to specified percentages of the awarded shares or units on successive anniversaries of the date of such award or upon the satisfaction of such other conditions as the Committee may
impose.   In no event shall the Restricted Period  end  with
respect to a Restricted Stock Award or Restricted Unit Award prior to the satisfaction by the Grantee of any liability arising under Section 8 hereof. Any attempt to dispose of
any   Restricted  Shares  in  contravention  of   any   such
restrictions shall be null and void and without effect. The period during which such restrictions on transfer, and such other restrictions as the Committee may impose, are in effect is referred to as the "Restricted Period".

      (c) CERTIFICATES REPRESENTING RESTRICTED SHARES. The Corporation shall not be required to issue stock certificates representing Restricted Shares awarded to a Grantee until the Restricted Period related to such shares has lapsed. If any stock certificates representing Restricted Shares awarded pursuant to a Restricted Stock
Award are issued prior to the lapse of the Restricted Period, such stock certificate shall bear an appropriate legend referring to such restrictions. Such certificates may be retained by the Corporation during the Restricted Period.


                           -10-
===============================================================



       (d)    TERMINATION.   If  the  Grantee's   continuous
employment with the Corporation or any of its divisions or Subsidiary Corporations shall terminate for any reason prior to the expiration of the Restricted Period applicable to any Restricted Shares or Restricted Units granted to such Grantee, or prior to the satisfaction of any other conditions established by the Committee applicable to such Grant, any such Restricted Shares or Restricted Units then remaining subject to restrictions (after taking into account the provisions of subsections (f) and (g) of this Section 7) shall thereupon be forfeited by the Grantee and any such Restricted Shares shall be transferred to, and reacquired by, the Corporation or its Subsidiary Corporation at no cost to the Corporation or the Subsidiary Corporation. In such event, the Grantee, or in the event of his death, his personal representative, shall, with respect to any such shares, forthwith deliver to the Secretary of the Corporation any stock certificates in the possession of the Grantee or the Grantee's representative representing the Restricted Shares remaining subject to such restrictions, accompanied by such instruments of transfer, if any, as may reasonably be required by the Secretary of the Corporation.

      (e)   RIGHTS  AS  A STOCKHOLDER.  Upon  receipt  by  a
Grantee of a Restricted Stock Award, the Grantee shall possess all incidents of ownership of the Restricted Shares (subject to subsection (b) of this Section 7), including the right to receive or reinvest dividends with respect to such shares and to vote such shares.

       (f) EFFECT OF CERTAIN CHANGES. The number of Restricted Shares or Restricted Units subject to a Grant shall be appropriately adjusted by the Committee in the event of any change in the shares of Common Stock set forth in Section 6(i)(1). Upon the occurrence of an Acceleration Event, as defined in Section 6(i)(2), all restrictions then outstanding with respect to a Restricted Stock Award and Restricted Unit Award shall automatically expire and be of no further force and effect.

      (g) OTHER PROVISIONS. The Committee shall have the authority (and the Restricted Award Agreement may so provide) to cancel all or any portion of any outstanding restrictions and conditions prior to the expiration of the Restricted Period with respect to all or part of a Restricted Stock Award or Restricted Unit Award on such terms
and conditions as the Committee may deem appropriate.   The
Restricted Award Agreements authorized under this Plan shall contain such other provisions not inconsistent with the terms hereof as the Committee shall deem advisable.


                              -11-
=================================================================



8.  Agreement by Grantee Regarding Withholding Taxes.
    ------------------------------------------------


      When a Grantee or other person becomes entitled to receive shares of Common Stock pursuant to the exercise of an Option or upon the lapse of restrictions relating to a Restricted Stock Award, or to receive a cash payment with respect to a Restricted Unit Award upon the lapse of restrictions relating thereto, the Corporation shall have the right to require the Grantee or such other person to pay to the Corporation, or to withhold from any cash payment required to be made with respect to a Restricted Unit Award, the amount of any taxes that the Corporation may be required to withhold before delivery to such Grantee or other person of a certificate or certificates representing such shares, or the delivery to such Grantee of a payment with respect to Restricted Units.

      Unless otherwise prohibited by the Committee or by applicable law, a Grantee may satisfy any such withholding tax obligation by any of the following methods, or by a combination of such methods: (a) tendering a cash payment;
(b) authorizing the Corporation to withhold from the shares of Common Stock otherwise issuable to such Grantee (or, in the case of a Restricted Stock Award, from the shares with respect to which the restrictions shall have lapsed) shares having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation or, at the discretion of the Committee, up to the total tax liability of the Grantee or other person calculated at the maximum combined marginal federal, state and local tax rates applicable to the Grantee or other person (the "Maximum Liability"); (c) delivering to the Corporation previously acquired shares of Common Stock (none of which shares may be subject to any claim, lien, security interest, community property right or other right of spouses or present or former family members, pledge, option, voting agreement or other restriction or encumbrance of any nature whatsoever) having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation or, at the discretion of the Committee, up to the Maximum Liability; or (d) authorizing the Committee to withhold from the payment of a Restricted Stock Unit with respect to which the Restricted Period has lapsed an amount less than or equal to the amount of the total withholding tax obligation or, at the discretion of the Committee, up to the Maximum Liability. A Grantee's election to pay his or her withholding tax obligation or all or part of the Maximum Liability
(in whole or in part) by the method described in clause (b) hereof is irrevocable once it is made, may be disapproved by the Committee and, if made by any Executive Officer, must be made (x) only during the period beginning on the third business day following the date of release of the Corporation's quarterly or annual summary statement of sales and earnings and ending on the twelfth business day following the date of such release or (y) not less than six months prior to the date such Grantee's withholding tax obligation arises.


                             -12-
====================================================================



9.  Term of Plan.
    -------------

      The term of this Plan is ten (10) years from the date the Plan was originally adopted by the Board, or the date the Plan is approved by the stockholders of the Corporation, whichever is earlier. No Option, Restricted Stock Award or Restricted Unit Award shall be granted pursuant to this Plan later than January 31, 2002, but Options and Restricted Stock and Unit Awards theretofore granted may extend beyond that date in accordance with their terms.



10.  Amendment and Termination of the Plan.
     -------------------------------------

     The Board may, at any time and from time to time, suspend, terminate, modify or amend the Plan; provided, however, that any amendment that would materially increase the aggregate number of shares of Common Stock as to which Options or Restricted Stock Awards may be granted under the Plan, materially increase the benefits accruing to participants under the Plan, or materially modify the requirements as to eligibility for participation in the Plan, each within the meaning of Rule 16b-3, and, in the sole discretion of the Committee, any amendment that requires shareholder approval in order for the Plan to comply with Section 162(m) of the Code, shall be subject to the approval of the holders of a majority of the Common Stock present and entitled to vote at a duly held meeting of the shareholders of the Corporation, except that any such increase or modification that may result from adjustments authorized by Section 6(i) hereof shall not require such approval. Except as provided in Section 6 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any Grant previously made, unless the written consent of the Grantee is obtained.



11.  Approval of Stockholders.
     ------------------------

      The Plan shall take effect upon its adoption by the Board of Directors but shall be subject to the approval of the holders of a majority of the issued and outstanding shares of Common Stock of the Corporation, which approval must occur within twelve months after the date the Plan is adopted by the Board.


                            -13-
=================================================================


12.  Miscellaneous.
     --------------


           (a)   Effect  of Headings.  The section  and
                 --------------------
subsection  headings contained herein are for convenience  only and shall not affect the construction hereof.



          (b)  Compliance with Legal Requirements.  The Plan
               -----------------------------------
and  the other obligations of the Corporation under the Plan and any agreement shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required.

The   Corporation,  in  its  discretion,  may  postpone  the

issuance or delivery of Common Stock under any Grant as  the

Corporation  may consider appropriate, and may  require  any

Grantee  to  make  such  representations  and  furnish  such information  as  it may consider appropriate  in  connection with  the issuance or delivery of Common Stock in compliance with applicable laws, rules and regulations.



          (c)  No Right To Continued Employment.  Nothing in
               ---------------------------------
the  Plan  or in any agreement entered into pursuant  hereto shall  confer upon any Grantee the right to continue in  the employ  of  the  Corporation or  any  of  its  divisions  or

Subsidiary  Corporations, to be entitled to any remuneration or benefits not set forth in the Plan or such agreement  or

to interfere with or limit in any way  the  right  of  the

Corporation  or  such division or Subsidiary Corporation  to terminate such Grantee's employment.



           (d)   Grantee Rights.  No Grantee shall have any
                 ---------------
claim  to be made any Grant under the Plan, and there is no

obligation for uniformity of treatment for Grantees.  Except as  provided specifically herein, a Grantee or a  transferee of  a  Grant  shall  have no rights as  a  stockholder  with respect to any shares covered by any Grant until the date of the issuance of a stock certificate for such shares.



          (e)  Beneficiary.  A Grantee may file with the
               -----------
Committee a written designation of a beneficiary on such form as  may be prescribed by the Committee and may, from time to time,  amend  or revoke such designation.  If no  designated beneficiary  survives the Grantee,  the executor or

administrator of the Grantee's estate shall be deemed to be

the Grantee's beneficiary.



           (f)  Interpretation.  The Plan is designed and
                ---------------
intended to comply with Rule 16b-3 promulgated under the

Exchange Act and, to the extent applicable,  with  Section

162(m)  of  the  Code, and all provisions  hereof  shall  be construed in a manner to so comply.



                                 -14-